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                 PLAN OF REORGANIZATION AND AGREEMENT OF MERGER

     This Plan of Reorganization and Agreement of Merger (the "Merger Agreement") is made as of September 22, 1997, by and among PAULA Financial, a Delaware Corporation ("Surviving Company"), and PAULA Financial, a California Corporation ("Merging Company"). Surviving Company and Merging Company together are hereinafter sometimes referred to as "Constituent Corporations."

     WHEREAS, Surviving Company has an authorized capital stock consisting of 15,000,000 shares of Common Stock, $.01 par value, of which 1,000 shares are issued and outstanding, and 5,000,000 shares of Preferred Stock, $.01 par value, none of which are issued and outstanding;

     WHEREAS, Merging Company has an authorized capital stock consisting of 10,000,000 shares of Common Stock, without par value, of which 949,989 shares are issued and outstanding and 5,000,000 shares of Preferred Stock, without par value, of which 941,177 shares are designated as Series A Preferred Stock and are outstanding;

     WHEREAS, the respective Boards of Directors of Surviving Company and Merging Company deem it advisable that Merging Company merge into Surviving Company upon terms and conditions herein provided (the "Merger") and have each approved this Merger Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereto agree that in accordance with the California General Corporation Law, and the Delaware General Corporation Law, Merging Company shall be merged with and into Surviving Company in accordance with the following terms and conditions:

  1. MERGER. Effective upon the filing of this Merger Agreement, or such other certificates as may be properly filed in place thereof, under the California General Corporation Law and the Delaware General Corporation Law (the "Effective Date"), Merging Company and Surviving Company shall be merged with and into a single corporation, which shall be Surviving Company as the surviving corporation. The separate corporate existence of Merging Company shall cease on the Effective Date.

  2. ARTICLES/CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation of Surviving Company, as amended and in effect immediately prior to the Merger, shall continue to be the Certificate of Incorporation of Surviving Company after the Merger without change or amendment until further amended in accordance with the provisions thereof and applicable law.

      The Bylaws of Surviving Company, as amended and in effect immediately prior to the Merger, shall be the Bylaws of Surviving Company after the Merger, without


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      change or amendment until further amended in accordance with the provisions thereof and applicable law.

  3. DIRECTORS AND OFFICERS. The directors and officers of Surviving Company immediately prior to the Merger shall continue as the directors and officers, respectively, of the Surviving Company after the Merger to hold office until the expiration of their current terms, or their prior resignation, removal or death.

  4. SUCCESSION. On the Effective Date, Surviving Company shall succeed to Merging Company in the manner of, and as more fully set forth in, Section 259 of the Delaware General Corporation Law.

  5. FURTHER ASSURANCES. From time to time, as and when required by Surviving Company or by its successors and assigns, there shall be executed and delivered on behalf of Merging Company such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise in Surviving Company the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Merging Company, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of Surviving Company are fully authorized in the name and on behalf of Merging Company or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

  6. CAPITAL STOCK OF SURVIVING COMPANY. On the Effective Date, by virtue of the Merger and without any action on the part of any holder thereof, each share of the Common Stock without par value, and of the Series A Preferred Stock without par value, of the Merging Company outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of the Common Stock, par value $.01 per share, or the Series A Preferred Stock, par value $.01 per share, respectively, of the Surviving Company.

  7. COMMON STOCK OF SURVIVING COMPANY. On the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of the Common Stock $.01 per share par value, of the Surviving Company outstanding immediately prior thereto shall be canceled.

  8. STOCK CERTIFICATES. On the Effective Date, all of the outstanding certificates that prior to that time represented shares of the Common Stock or Series A Preferred Stock of the Merging Company shall be cancelled and shall represent the right to receive new certificates representing the same number of shares of Common Stock or Series A Preferred Stock, respectively, of the Surviving Company (each a "New Certificate"). Each registered owner on the books and records of the Merging Company or its transfer agents of any stock certificate of the Merging Company shall receive, within 30 days after the Effective Date, a New Certificate. Until any certificate of the Merging Company shall have been surrendered for transfer or


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      conversion or otherwise accounted for to the Surviving Company or its transfer agents, or until the holder thereof shall have received a New Certificate, the holder of the certificate of the Merging Company shall have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of the Surviving Company to which such person is entitled.

  9. OPTIONS AND WARRANTS. Upon the Effective Date, all outstanding and unexercised portions of all options and warrants to buy Common Stock of the Merging Company shall become options or warrants, respectively, to buy the same number of shares of Common Stock of the Surviving Company and, effective upon the Effective Date, the Surviving Company hereby expressly adopts and assumes all outstanding and unexercised portions of such options or warrants, respectively, and all obligations of the Merging Company with respect thereto.

  10. ABANDONMENT. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned at the election of either of the Boards of Directors of the Merging Company or the Surviving Company, whether before or after approval of this Merger Agreement by the shareholders of the Merging Company or the Surviving Company, if either Board of Directors shall have determined that the Merger is not in the best interest of the Merging Company or the Surviving Company, respectively, or their respective shareholders.

  11. COUNTERPARTS. This Merger Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall together constitute but one and the same instrument.

  12. CONDITION. The consummation of the Merger is conditioned upon the prior receipt of all requisite approvals of the California Department of Insurance.

          IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Boards of Directors and shareholders of Surviving Company and Merging Company, is hereby executed on behalf of each of said corporations by their respective officers hereunto duly authorized.

PAULA FINANCIAL
a California corporation



By:  /s/ James A. Nicholson
     ----------------------------
     Senior Vice President

ATTEST:

     /s/ Bradley K. Serwin
---------------------------------
     Secretary


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

PAULA FINANCIAL
a Delaware corporation



By:  /s/ James A. Nicholson
     ----------------------------
     Senior Vice President

ATTEST:


     /s/ Bradley K. Serwin
---------------------------------
     Secretary


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